Exhibit 10.21

FIRST AMENDMENT TO LEASE

This FIRST AMENDMENT TO LEASE dated December 31, 2009 (this “Amendment”), is by and between THERIAC ENTERPRISES OF GREENBRIER WEST VIRGINIA, LLC, a Florida limited liability company (“Landlord”), and WEST VIRGINIA RADIATION THERAPY SERVICES, INC., a West Virginia corporation (“Tenant”).

WITNESSETH:

WHEREAS, Landlord and Tenant are parties to that certain Lease dated November 28, 2008 (the “Lease”), for certain real property commonly known as 187 Skylark Drive, Fairlea, West Virginia 24902, as more particularly described on Exhibit A, attached hereto and made a part hereof; and

WHEREAS, Landlord and Tenant desire to amend certain provisions of the Lease upon and subject to the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant hereby agree as follows:

1.                                       Insurance. The first clause of the last sentence of Section 5.1.3 of the Lease is hereby deleted in its entirety and replaced with the following:

All policy proceeds will be used to equip and furnish the Premises as Tenant reasonably deems necessary to operate the business from the Premises;

2.                                       Tenant’s Leasehold Improvements and Trade Fixtures; Landlord’s Lien Waiver. Section 10.3.1 of the Lease is hereby amended by:

(a)                                  in the fourth and fifth lines of such section, deleting the phrase “provided Tenant shall not at such time be in default of any terms or covenants of this Lease, and”;

(b)                                 in the fifth line of such section, deleting the word “further”;

(c)                                  in the seventeenth line of such section, deleting the word “subordinate” and replacing it with “waive”;

(d)                                 in the twenty-first line of such section, deleting the words “with Lender”; and

(e)                                  in the twenty-first through twenty-third lines of such section, deleting the following: “, for so long as any lender or financier holds any lien, encumbrance of security interest in and to Tenant’s trade fixtures, equipment, furniture, inventory and apparatus,”.

3.                                       Damage and Destruction. Section 15.1.2 of the Lease is hereby deleted in its entirety and replaced with the following:

Tenant covenants and agrees to (i) equip and furnish the Premises as Tenant reasonably deems necessary to operate the business from the Premises and (ii) reopen for business in the Premises within thirty (30) days after notice from Landlord that the Premises are ready for re-occupancy.

4.                                       Right to First Refusal. Section 23.9 of the Lease is hereby deleted in its entirety.

5.                                       Defined Terms. Capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Lease.

6.                                       Governing Law. This Amendment and the Lease shall be governed by and construed in accordance with the laws of the State of West Virginia.

7.                                       Amendment. Neither this Amendment nor any terms hereof may be amended, supplemented or modified except by a written instrument executed by the parties hereto. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

8.                                       Full Force and Effect. The Lease shall continue in full force and effect except as modified by this Amendment, and the Lease is hereby ratified and confirmed by Landlord and Tenant. In the event of a conflict between the terms and conditions of the Lease and this Amendment, the terms of this Amendment shall prevail.

9.                                       Counterparts. This Amendment may be executed in counterparts, each of which shall be an original, but all of which shall constitute one and the same Amendment.

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signatures on following page.]

IN WITNESS WHEREOF, Landlord and Tenant have caused this Amendment to be duly executed as of the day, month and year first above written.

LANDLORD:

THERIAC ENTERPRISES OF GREENBRIER WEST VIRGINIA, LLC, a Florida limited liability company

By:	[ILLEGIBLE]
Name:	[ILLEGIBLE]
Its:	[ILLEGIBLE]

TENANT:

WEST VIRGINIA RADIATION THERAPY SERVICES, INC., a West Virginia corporation

By:	[ILLEGIBLE]
Name:	[ILLEGIBLE]
Its:	[ILLEGIBLE]

EXHIBIT A

“Beginning at a 1” iron pipe set in the southeastern right-of-way of Graystone Lane; thence with Graystone Lane N 34o 45” 17” E 200.04 feet to a 1” iron pipe set; thence leaving Graystone Lane and through the property of Gray Rock, Incorporated, S 55o 14’ 43” E 163.31 feet to a 1” iron pipe set; thence continuing through Gray Rock, Incorporated, in part, and with National Health Care, in part, S 34o 45’ 17” W 200.04 feet (passing a 3/4” iron pipe found, being the northwest corner of National Health Care, at 73.55 feet) to a 1” iron pipe set; thence leaving National Health Care and through Gray Rock, Incorporated, N 55o 14’ 43” W 163.31 feet to the place of beginning, containing 0.75 acre, more or less”, together with the right to use jointly with others an easement for ingress and egress between this real estate and Davis-Stuart Road, S.L.S., Route No. 37, over a private street designated as Graystone Lane which has been formerly referred to as 30’ R/W on a plat titled “Plat Showing the Property of Greyrock, Inc.” of record in the Office of the Clerk of the County Commission of Greenbrier County, West Virginia, in Record of Maps Book No. 4, Plat A-39.